Summary of Significant Accounting Policies and Estimates (Schedule of Basic and Diluted Net Income (Loss) Per Share) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net loss	$ (33,769)	$ (11,887)	$ (15,042)
Denominator:
Weighted-average common shares outstanding used in computing basic and diluted net loss per share	78,264,040	20,977,117	20,167,662
Net loss per share, basic and diluted	$ (0.43)	$ (0.57)	$ (0.75)